EXHIBIT 10.15

Concerted Action Agreement

Party A：

Party A: Fu Yan, ID Card No.: XXX; and his/her control of KWest Holdings Ltd.

Party B：

Party B I: Zhao Cong, ID Card No.: XXX; and his/her control of ZC Investment Limited.

Party B II: Chen Zijun, ID Card No.: XXX; and his/her control of Five Mountains Holding Ltd.

Party B III: Zhan Jian, Passport No.: XXX; and his/her control of Four Ocean Holding Ltd.

Party B IV: Li Baihua, ID Card No.: XXX; and his/her control of LBH Hope Investment Limited.

Party B V: Wang Bin, ID Card No.: XXX; and his/her control of Chao Xian Holding Limited.

(Parties “B I”, “B II”, “B III”, “B IV” and “B V” above are collectively referred to as “Party B”, “Party A” and “Party B” are hereinafter collectively referred to as “the Parties” and “Party” shall mean any one of the Parties.)

Whereas:

The Parties to the Agreement, in the spirit of the principles of voluntary, equality and fairness, through friendly negotiation, have agreed to enter into an agreement for the Ruanyun Edai Technology Inc. (hereinafter collectively referred to as the “Company”) to act in concert in the decision-making process of the Company, with a view to mutual compliance.

Article 1 Content of Concerted Action

1、 Each Party to the Agreement unanimously undertakes and guarantees that: it will vote by unanimous consent at the shareholders’ meeting/ shareholders’ general meeting of the Company.

2、 Each Party to the Agreement unanimously undertakes and guarantees that: if some or all of the parties to the Agreement become members of the Company’s Board of Directors during the term of the Agreement, they shall vote unanimously on matters to be voted on by the Company’s Board of Directors.

3、 The way of taking concerted action is: to adopt the same intention and maintain full consistency when exercising the right to propose to the shareholders’ meeting and exercising the right to vote at the shareholders’ meeting in respect of the major matters relating to the operation and development of the Company.

4、 If one of the Parties intends to propose to the shareholders’ meeting a proposal on a major matter relating to the operation and development of the Company, it shall fully communicate and consult with the other parties to the Agreement in advance, and after obtaining a consensus, submit a proposal to the shareholders’ meeting in the names of the Parties to the Agreement.

5、 The Parties shall fully communicate and consult with each other before the shareholders’ meeting of the Company is convened to consider major matters relating to the operation and development of the Company, reach an agreement on the exercise of the rights to vote, and exercise their the rights to vote on such matters at the shareholders’ meeting in accordance with such agreement.

6、 During the term of the Agreement, the concerted action relationship confirmed herein may not be unilaterally dissolved or revoked by either party to the Agreement; all provisions described herein relating to the concerted action relationship are irrevocable.

7、 The Agreement shall enter into force on the date of signature and shall remain in force for a period of [three] years from the date of its entry into force.

Article 2 Declarations, Warranties and Undertakings

1、 Each Party has the full capacity of civil rights and civil conduct to sign and perform the Agreement.

2、 Each Party is fully qualified, entitled and validly authorized to enter into the Agreement as a Party hereto, and the terms of the Agreement constitute the legal, valid, binding and enforceable obligations and liabilities of each Party.

3、 Each Party will not enter into the Agreement and perform any of the obligations and liabilities hereunder in a manner contrary to or inconsistent with the provisions of any applicable laws, administrative regulations and/or other contracts or agreements to which it is a party.

4、 Each Party will not be hindered in its performance of the Agreement by the signature and/or performance of contracts, agreements and/or other legal arrangements with any third party.

Article 3 Special Agreement on Concerted Action

1、 The Parties shall make a decision to act in concert in accordance with the principle of majority shareholding, and the Parties to the Agreement shall implement the decision in strict accordance with the decision, if they are unable to reach agreement on certain issues regarding the operation and management of the Company.

2、 Party to the Agreement shall notify the other party to the Agreement in written form at least 30 days in advance of the transfer of some or all of the shares in the Company, and the other party to the Agreement shall have a preferential right of accepting the transfer under the same conditions, after the Agreement has come into effect and before the expiration of the lock-up period as agreed in the prospectus. The other party to the Agreement shall inform the transferor within 5 days of receipt of the notification, and if it fails to do so, it shall default in not exercising its preferential right of accepting the transfer. Such transfer shall be subject to the agreement of the transferee to succeed the obligations under the Agreement and to re-sign the Agreement in place of the transferor as one of the effective conditions of the equity transfer.

3、 From the date of signing of the Agreement to the expiration of the term of the Agreement, if the equity/shares of the Company directly/indirectly held by one of the Parties increases, the increased portion of equity/shares shall automatically be subject to the Agreement.

Article 4 Confidentiality

Each Party agrees to, and shall cause its relevant insiders to, maintain the strictest confidentiality with respect to all the provisions of the Agreement, unless relevant approvals or filings are required to be made with the relevant governmental departments or securities regulatory authorities in accordance with the provisions of the relevant laws and administrative regulations, or disclosure is required to be made to a third party for the purpose of fulfilling the obligations or representations and warranties hereunder, or consultation is made with financial adviser or legal adviser in respect of the Agreement.

Article 5 Default Liability

1、 If the Agreement cannot be performed or cannot be fully performed due to the default, the defaulting party shall bear the responsibility for the default.

2、 If any party violates the foregoing commitments (any one of them), the defaulting party must assign all of its rights and obligations to the contracting party at the request of the contracting party. The contracting party may also request that all of the rights and obligations of the defaulting party be assigned to a designated third party.

Article 6 Dispute Settlement

All disputes arising from or in connection with the performance of the Agreement shall be solved through amicable negotiation between the Parties first. If no agreement can be reached after amicable negotiation proposed by any of the Parties, the Parties shall submit the dispute to the Nanchang Arbitration Commission for arbitration in Nanchang in accordance with its then effective arbitration rules.

Article 7 Modification or termination of the Agreement

1、 The Agreement shall come into effect from the date of signature and seal of each Party on the Agreement. The Parties in the term of the Agreement shall fully perform the obligations of the Agreement. Without a consensus of the Parties in a written form, the Agreement shall not be arbitrarily changed.

2、 The concerted action relationship shall not be unilaterally dissolved or revoked by any Party to the Agreement. All the terms related to the concerted action relationship stated in the Agreement are irrevocable terms. The Parties may terminate the Agreement by consensus. The above changes and termination shall not jeopardize the legitimate rights and interests of the Parties in the Company.

Article 8 Others

1、 When there are any unexhausted matters in the Agreement or other matters related to the Agreement, the Parties shall negotiate to solve the problems and sign supplementary agreements. Any supplement or modification of the Agreement must be made in written form by the Parties to the Agreement, and the supplementary agreement and the Agreement shall have the same legal force.

2、 The Agreement is made in seven originals, each Party holding one original. Every original has the same legal force.

3、 The Agreement shall come into effect after signature and seal by each Party.

[No text below]

[This page has no text and it is the signature page of Concerted Action Agreement]

Party A (signature and sealing): /s/ KWest Holdings Ltd

/s/ Fu Yan

Party B I (signature): /s/ ZC Investment Limited

/s/ Zhao Cong

Party B II (signature and sealing): /s/ Five Mountains Holding Ltd

/s/ Chen Zijun

Party B III (signature and sealing): /s/ Four Ocean Holding Ltd

/s/ Zhan Jian

Party B IV (signature and sealing): /s/ LBH Hope Investment Limited

/s/ Li Baihua

Party B V (signature and sealing): /s/ Chao Xian Holding Limited

/s/ Wang Bin

Date: April 7, 2024